EXECUTION VERSION

Exhibit 10.1

AMENDMENT NO. 3 TO WAREHOUSE LOAN AGREEMENT

THIS AMENDMENT NO. 3 TO THE WAREHOUSE LOAN AGREEMENT (this “Amendment”), dated as of June 16, 2023 (the “Effective Date”), is entered into by and among GBXL I, LLC, as borrower (in such capacity, the “Borrower”), Bank of America, N.A., as a Lender (as defined in the Loan Agreement, which is defined below) (“Bank of America”) and as agent (in such capacity, the “Agent”), Credit Agricole Corporate and Investment Bank, as a Lender (“CA-CIB”) and Wells Fargo Bank, N.A., as a Lender (“Wells Fargo”). Capitalized terms used but not defined herein have the meanings provided in the Loan Agreement.

R E C I T A L S

WHEREAS, reference is made to the Warehouse Loan Agreement, dated as of April 1, 2021 (as amended or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, GBXL I (Canada) Ltd. (the “Canadian Subsidiary”), the Lenders from time to time party thereto, the Agent, and Wilmington Trust Company, as collateral agent (the “Collateral Agent”) and depositary;

WHEREAS, the Borrower and the Agent hereby request that Wells Fargo join the Loan Agreement as a Lender and Wells Fargo wishes to join the Loan Agreement as a Lender on the date hereof on the terms set forth in the Loan Agreement, as amended by this Amendment and the Agent, Bank of America and CA-CIB hereby consent to Wells Fargo joining the Loan Agreement as a Lender;

WHEREAS, the Borrower and the Agent hereby request that Bank of America increase its Commitment by $50,000,000 and Bank of America agrees to increase its Commitment by $50,000,000 on the date hereof on the terms set forth in the Loan Agreement, as amended by this Amendment;

WHEREAS, the Borrower requests that each Lender and the Agent amend the Loan Agreement, upon and subject to the terms and conditions set forth in this Amendment, as set forth herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

section 1
JOINDER.

On the Effective Date, Wells Fargo hereby becomes a “Lender” for all purposes of the Loan Agreement and the other Loan Documents and shall have the rights and obligations of a Lender thereunder. By its execution of this Amendment, Wells Fargo: (i) confirms that it has received a copy of the Loan Agreement, together with copies of the financial statements referred to in Sections 5.05 and 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) represents and warrants that under Applicable Laws no tax is required to be withheld by the Agent or the Borrower with respect to any payments to be made to Wells Fargo hereunder or under any Loan Document (except as may be described in Section 3.01(f)(i) or (ii) of the Loan Agreement), and unless otherwise indicated in the space opposite Wells Fargo’s signature below, no tax forms described in Section 3.01(d) of the Loan Agreement are required to be delivered by Wells Fargo; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Agreement and the other Loan Documents are required to be performed by it as a Lender and (vi) confirms that its Commitment shall be the amount set forth in Schedule 1.01 of the Loan Agreement, as amended by this Amendment.

section 2
COMMITMENTS.

Bank of America hereby confirms that its Commitment shall be increased to the amount set forth in Schedule 1.01 of the Loan Agreement, as amended by this Amendment. In connection with the increase of the Committed Amount pursuant to this Amendment, at such time and in such manner as the Borrower and the Agent shall agree, the Lenders (including Wells Fargo) shall assign and assume outstanding Loans so as to cause the amounts of such Loans held by each Lender to conform to its Commitment Percentage of the Loans, as further set forth in the flow of funds attached hereto as Exhibit A.

section 3
AMENDMENTS.

The Loan Agreement is hereby amended as follows:

(a) The figure “$350,000,000” on the cover of the Loan Agreement is replaced with “$550,000,000”.

(b) The definition of “Committed Amount” shall be amended by replacing “$350,000,000” with “$550,000,000”.

(c) The definition of “Debt Service Coverage Ratio” shall be amended by (i) deleting “minus” from the end of (ii)(C) and replacing it with “plus” and (ii) deleting (ii)(D) and making the current (ii)(E) the new (ii)(D).

(d) The definition of “Majority Lenders” shall be amended by adding the following language at the end of such definition:

“; provided that the Majority Lenders will consist of at least two Lenders if at the relevant time two or more Lenders are parties to this Agreement”.

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(e) Section 2.07(c)(i) of the Loan Agreement shall be amended by deleting clauses “seventh” and “eighth” and replacing them with the following:

“seventh, on a pari passu basis based on the applicable amounts payable under clauses (x) and (y) of this clause seventh, (x) to the ratable payment of the unpaid principal of the Loans in an amount not exceeding an amount such that, after giving effect to such payment, no Collateral Deficiency then exists, and (y) to the Derivatives Counterparties for the payment of Derivatives Termination Values payable by the Borrower;”

Clauses “ninth”, “tenth”, “eleventh” and “twelfth” of Section 2.07(c)(i) of the Loan Agreement shall be amended accordingly to be clauses “eighth”, “ninth”, “tenth” and “eleventh”.

(f) Schedule 1.01 to the Loan Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE 1.01

LENDERS AND COMMITMENTS

Lender	Commitment Amount	Commitment Percentage
Bank of America, N.A.	$350,000,000	63.64%
Wells Fargo Bank, N.A.	$150,000,000	27.27%
Credit Agricole Corporate and Investment Bank	$50,000,000	9.09%
Totals	$550,000,000	100.00%

section 4
LOAN AGREEMENT IN FULL FORCE AND EFFECT, AS AMENDED.

All provisions of the Loan Agreement and the other Transaction Documents (including all Obligations of the Borrower and rights of the Agent and the Lenders thereunder) shall remain in full force and effect, as amended by this Amendment. This Amendment in no way is intended to constitute a novation of the Loan Agreement or other Loan Documents that existed prior to the date hereof. Notwithstanding the amendment of the Loan Agreement pursuant to this Amendment, the Borrower shall continue to be liable for all obligations that accrued prior to the date of this Amendment. After this Amendment becomes effective, all references to the Loan Agreement and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the Loan Agreement shall be deemed to mean the Loan Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Loan Agreement or other Transaction Documents other than as expressly set forth herein. This Amendment shall constitute a Loan Document under the Loan Agreement.

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section 5
CONDITIONS TO EFFECTIVENESS.

The obligations of each Lender and the Agent to enter into this Amendment, and the effectiveness of this Amendment, are subject to satisfaction of the following conditions:

(i)
Each Lender and the Agent shall have received copies of this Amendment duly executed by each of the parties hereto;
(ii)
Wells Fargo shall have received a copy of a fee letter, dated as of the date hereof (the “Wells Fargo Fee Letter”), between Wells Fargo and the Borrower;
(iii)
Bank of America, N.A. shall have received a copy of a fee letter, dated as of the date hereof (the “BofA Fee Letter” and together with the Wells Fargo Fee Letter, the “Fee Letters”), between Bank of America, N.A. and the Borrower;
(iv)
The Borrower shall have paid the Upfront Fee (as defined in the Fee Letters) to Wells Fargo and Bank of America, N.A., respectively, in immediately available funds; and
(v)
The Borrower shall have paid or reimbursed to each Lender and the Agent, as applicable, all outstanding fees, costs and expenses (including reasonable attorneys’ fees) in connection with the execution of this Amendment.
section 6
REPRESENTATIONS.

In order to induce the Agent and each Lender to execute and deliver this Amendment, the Borrower represents and warrants as of the date of this Amendment (after giving effect hereto) as follows:

(i)
it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;
(ii)
the execution, delivery and performance by it of this Amendment and the Loan Agreement, as amended hereby, are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any applicable law;
(iii)
no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the Loan Agreement, as amended hereby;
(iv)
this Amendment has been duly executed and delivered by it and is effective to amend the Loan Agreement as contemplated by this Amendment;
(v)
each of this Amendment and the Loan Agreement, as amended and waived hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by

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applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
(vi)
upon giving effect to this Amendment, there is no Event of Default or Early Amortization Event; and
(vii)
each of its respective representations and warranties set forth in the Loan Agreement is true and correct as of the date hereof, after giving effect to this Amendment as though made on the date hereof (unless any such representation or warranty by its terms expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date).
section 7
MISCELLANEOUS.
(a)
This Amendment may be executed simultaneously in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument. Each of the parties agree that this Amendment and any other documents to be delivered in connection herewith and therewith may be electronically signed, that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider as specified in writing to the Agent) appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Amendment and such other documents may be made by facsimile, email or other electronic transmission. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each, a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record (as defined below) and may be executed using Electronic Signatures (as defined below). Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on it to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation enforceable against it in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Agent may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business,

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and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Each party shall be entitled to rely on any Electronic Signature purportedly given by or on behalf any other party without further verification and upon the request of any party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
(b)
The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(c)
This Amendment may not be amended or otherwise modified except as provided in the Loan Agreement.
(d)
The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
(e)
Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
(f)
The Loan Agreement, as amended by this Amendment, represents the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.
(g)
THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

GBXL I, LLC, as Borrower By: GBX Leasing, LLC, its sole member By: Name: Title:
BANK OF AMERICA, N.A., as Lender and as Agent By: Name: Title:
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender By: Name: Title: By: Name: Title:
WELLS FARGO BANK, N.A., as Lender By: Name: Title:

EXHIBIT A